SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          _____________________________

       Date of Report (Date of earliest event reported): November 25, 2003

                             Dycom Industries, Inc.
             (Exact name of registrant as specified in its charter)

             Florida                       0-5423                59-1277135
   (State or other jurisdiction     Commission File Number     (I.R.S. Employer
of incorporation or organization)                         Identification Number)
                          _____________________________

4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida                33410

        (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (561) 627-7171







                             Exhibit Index on Page 3

Item 5.           Other Events.

                  On November 25, 2003, Dycom Industries, Inc. issued a press release announcing that it had consummated its purchase of substantially all of the assets of First South Utility Construction, Inc. pursuant to the terms of an Asset Purchase Agreement it previously announced on November 6, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.

Item 7            Financial Statements and Exhibits.

                  (c) EXHIBITS.

                      99.1     Press Release dated November 25, 2003.

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated November 25, 2003.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DYCOM INDUSTRIES, INC.

                                    By:    /s/ Steven Nielsen
                                           -------------------------------------
                                    Name:  Steven Nielsen
                                    Title: President and Chief Executive Officer